Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies that to his or her knowledge the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 of Lantheus Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 2, 2016	/S/ MARY ANNE HEINO
	Name:	Mary Anne Heino
	Title:	President and Chief Executive Officer

Dated: March 2, 2016	/s/ JOHN W. CROWLEY
	Name:	John W. Crowley
	Title:	Interim Chief Financial Officer and Vice President, Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.